EXHIBIT 4.1
                                                                  Conformed Copy


                                 FIRST AMENDMENT
                             TO REVOLVING CREDIT AND
                               GUARANTY AGREEMENT



                  FIRST AMENDMENT, dated as of December 20, 2001 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of November 15, 2001, among BURLINGTON INDUSTRIES, INC., a Delaware corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), each of which Guarantor is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, a New York banking corporation ("JPMorgan Chase"), each of the other financial institutions party thereto (together with JPMorgan Chase, the "Banks") and JPMORGAN CHASE BANK, as Agent for the Banks (in such capacity, the "Agent"):


                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of November 15, 2001 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"); and


                  WHEREAS, J.P. Morgan Securities, Inc. acted as book manager and lead arranger under the Credit Agreement; and


                  WHEREAS, the Company has requested that certain provisions of the Credit Agreement be amended, as set forth herein; and

                  WHEREAS, Section 10.03(b) of the Credit Agreement provides that each Bank may assign to one or more Banks or Eligible Assignees all or a portion of its interests, rights and obligations under the Credit Agreement (including, without limitation, all or a portion of its Commitment and the same portion of the related Loans at the time owing to it) by executing and delivering with such Bank or Eligible Assignee an Assignment and Acceptance in substantially the form of Exhibit D to the Credit Agreement (a copy of which is annexed hereto as Exhibit A); and

                  WHEREAS, JPMorgan Chase wishes to assign to each of the financial institutions (other than JPMorgan Chase) that is named on Annex A hereto (such financial institutions other than JPMorgan Chase, collectively the "New Banks"), and each of the New Banks wishes to assume, a pro rata portion of JPMorgan Chase's interests, rights and obligations under the Credit Agreement; and

                  WHEREAS, the Borrower, the Guarantors, JPMorgan Chase, the New Banks and the Agent have determined that the execution and delivery of this Amendment to effectuate a reallocation of the Total Commitment among JPMorgan Chase and the New Banks will be more expeditious and administratively efficient than the execution and delivery of separate Assignment and Acceptances between JPMorgan Chase and each of the New Banks; and

                  WHEREAS, upon the occurrence of the Effective Date (as hereinafter defined) of this Amendment, each of the New Banks shall become a party to the Credit Agreement as a Bank and shall have the rights and obligations of a Bank thereunder, and the respective Commitment of JPMorgan Chase and each of the New Banks under the Credit Agreement shall be in the amount set forth opposite its name on Annex A hereto, as the same may be reduced from time to time pursuant to Section 2.10 of the Credit Agreement;


                  WHEREAS,   upon  and  after  the  Effective   Date,   Wachovia
Securities, Inc. will act as syndication agent and Bank of America, N.A. will act as documentation agent.

                  NOW, THEREFORE, it is agreed:

1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.


2. Section 1.01 of the Credit Agreement is hereby amended by:

         (a) amending the definition of "Borrowing Base" by inserting the phrase "calculated inclusive of

         Eligible Equipment" at the end of the proviso contained in the first sentence thereof;

         (b) amending the definition of the term "Eligible Accounts Receivables" by deleting the first sentence thereof and inserting in lieu thereof the following:

                  "Eligible Accounts Receivable" shall mean, at the time of any determination, the gross outstanding balance at such time, determined in accordance with GAAP and stated on a basis consistent with the historical practices of the Borrower as of the date hereof, of Accounts of the Borrower less, as applicable and without duplication, the aggregate amount of
                  (i) all accrued rebates, (ii) all finance agreements, (iii) all trade discounts, (iv) all finance charges, late fees and other fees that are unearned, (v) all reserves for service fees and such other fees or commissions or similar amounts that the Borrower has agreed to pay, (vi) all cash received in respect of Accounts but not yet applied by the Borrower to reduce the amount of the Accounts, (vii) any other Accounts deemed ineligible at the reasonable discretion of the Agent and (viii) any Account deemed ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses
                  (a) through (r) below or otherwise deemed by the Agent in its reasonable discretion to be ineligible for inclusion in the calculation of the Borrowing Base as described below.

         (c) amending the definition of "Eligible Equipment" by deleting the text thereof in its entirety and inserting in lieu thereof the following:

                  "Eligible Equipment" shall mean, at any time of any determination, an amount equal to the lesser of (i) (a) 25% of the orderly liquidation value of certain machinery and equipment owned by the Borrower at the Stonewall Plant, Hurt Plant, Reidsville Weaving Plant, and Sheffield Plant, plus (b) 65% of the liquidation value in place of certain machinery and equipment owned by the Borrower at the Glasgow Carpet Plant; based on the most recent appraisal performed by an independent appraisal firm acceptable to the Administrative Agent, or (ii) $19,000,000. If any of the equipment in these plants is sold or rendered unsaleable, the applicable appraised values must be reduced by a reserve equal to (i) the net book value of the sold or unsaleable equipment at the applicable plant divided by (ii) the net book value of all the equipment appraised in the applicable plant multiplied by (iii) the appraised value of all the equipment appraised for the applicable plant.


         (d) amending the definition of the term "Inventory Reserves" by deleting the word "or" after each subparagraph appearing therein and inserting in lieu thereof the word "and".


         (e) amending the definition of the term "Foreign Factoring Agreement" by deleting the text thereof in its entirety and inserting in lieu thereof the following:

                  "Foreign Factoring Agreements" shall mean (i) that certain Factoring Agreement, dated as of July 20, 1993 between the Borrower and GMAC Commercial Credit LLC or its permitted successors and assigns, as amended, restated or replaced from time to time on terms reasonably satisfactory to the Agent, and (ii) that certain Export Receivables Agreement, dated as of September 9, 1997, between the Borrower and GMAC Commercial Credit LLC or its permitted successors and assigns, as amended, restated or replaced from time to time on terms reasonably satisfactory to the Agent.

         (d) amending the definition of the term "Foreign Factoring Receivables" by deleting the use of the defined term "Foreign Factoring Agreement" appearing therein and inserting in lieu thereof the defined term "Foreign Factoring Agreements".


3. Exhibit E to the Credit Agreement is hereby replaced in its entirety by Exhibit B attached hereto.

4. Annex A to the Credit Agreement is hereby replaced in its entirety by Annex A hereto.

5. The signature pages of the Credit Agreement are hereby amended to conform to the signature pages hereto.


6. By its execution and delivery hereof, JPMorgan Chase shall be deemed to have made each of the statements set forth in clauses (i) and (ii) of paragraph 2 of the Assignment and Acceptance as if such statements were fully set forth herein at length.


7. By its execution and delivery hereof, each of the New Banks shall be deemed to have made each of the statements set forth in clauses (i), (ii), (iii), (iv) and (v) of paragraph 3 of the Assignment and Acceptance as if such statements were fully set forth herein at length.


8. On the Effective Date, (i) each New Bank will pay to the Agent (for the account of JPMorgan Chase) such amount as represents such New Bank's pro rata portion of the aggregate principal amount of the Loans, if any, that are outstanding on the Effective Date and such New Bank's pro rata portion of the aggregate amount of the then unreimbursed drafts, if any, that were theretofore drawn under Letters of Credit, and (ii) the Agent shall pay to each of the New Banks such fees as have been previously agreed to between the Agent and such New Bank. Promptly following the occurrence of the Effective Date, and in accordance with Section 10.03(e) of the Credit Agreement, the Agent shall record in the Register the names and addresses of each New Bank and the principal amount equal to such Bank's Commitment reflected on Annex A hereto.

9. By its execution and delivery hereof, each of the New Banks (i) agrees that any interest, Commitment Fees and Letter of Credit Fees (pursuant to Sections 2.08, 2.20 and 2.21 of the Credit Agreement) that accrued prior to the Effective Date shall not be payable to such New Bank and authorizes and directs the Agent to deduct such amounts from any interest, Commitment Fees or Letter of Credit Fees paid after the date hereof and to pay such amounts to JPMorgan Chase (it being understood that interest, Commitment Fees and Letter of Credit Fees respecting the Commitment of JPMorgan Chase and each New Bank which accrue on or after the Effective Date shall be payable to such Bank in accordance with its Commitment), (ii) acknowledges that if such New Bank is organized under the laws of a jurisdiction outside of the United States, such New Bank has heretofore furnished to the Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to such New Bank's exemption from United States withholding taxes with respect to any payments to be made to such New Bank under the Credit Agreement (or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty) and (iii) acknowledges that such New Bank has heretofore supplied to the Agent the information requested on the administrative questionnaire which is attached to the Assignment and Acceptance as Exhibit A.

10. This Amendment shall not become effective (the "Effective Date") until (i) the date on which this Amendment shall have been executed by the Borrower, the Guarantors, JPMorgan Chase, the New Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution and (ii) the payments provided for in clauses (i) and (ii) of paragraph 8 hereof shall have been made.


11. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

12. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agent.

13. This Amendment shall be limited precisely as written and shall not be deemed
(a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

14. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

15. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.



                                      BORROWER:

                                      BURLINGTON INDUSTRIES, INC.
                                      By:      /s/ Karyl P. McClusky
                                      Title:   Treasurer

                                      GUARANTORS:

                                      B. I. TRANSPORTATION, INC.

                                      ------------------------------------------

                                      BH/M-II INC.
                                      BI PROPERTIES INC.
                                      BI PROPERTIES I INC.
                                      BII MEXICO HOLDINGS I, INC.
                                      BII MEXICO HOLDINGS II, INC.
                                      BII MEXICO LAUNDRY HOLDING CO.
                                      BII MEXICO YARNS HOLDING CO.
                                      BURLINGTON APPAREL SERVICES COMPANY
                                      BURLINGTON FABRICS INC.
                                      BURLINGTON FABRITEX USA, INC.
                                      BURLINGTON INDUSTRIES I, LLC
                                      BURLINGTON INDUSTRIES II, LLC
                                      BURLINGTON INDUSTRIES III, LLC
                                      BURLINGTON INDUSTRIES IV, LLC
                                      BURLINGTON INDUSTRIES V, LLC
                                      BURLINGTON INTERNATIONAL SERVICES COMPANY
                                      BURLINGTON INVESTMENT INC.
                                      BURLINGTON INVESTMENT II INC.
                                      BURLINGTON MILLS CORPORATION
                                      BURLINGTON MILLS, INC.
                                      BURLINGTON WORLDWIDE INC.
                                      BURLINGTON WORSTEDS INC.
                                      DISTRIBUTEX, INC.


                                      By:         /s/ Russell M. Robinson III
                                      Title:      Secretary


--------------------------------------------------------------------------------

                       JP MORGAN CHASE BANK,

                       Individually and as Agent
                       By:  /s/ Robert Anastasio
                            --------------------
                             Name: Robert Anastasio
                             Title: Vice President

                       TRANSAMERICA BUSINESS
                       CAPITAL CORPORATION

                       By: /s/ Stephen K. Goetschius
                           -------------------------
                             Name:  Stephen K. Goetschius
                             Title:  Senior Vice President

                       FIRST UNION NATIONAL BANK

                       By:  /s/ Collen McCullum
                            -------------------
                            Name: Collen McCullum
                             Title:  Senior Vice President

                       SUNTRUST BANK

                       By: /s/ Maria Mamilovoich
                       Name: Maria Mamilovich
                       Title: Director

                       BANK OF AMERICA, N.A.

                       By:  /s/ Ira A. Mermelstein
                            ----------------------
                           Name: Ira A. Mermelstein
                           Title: Vice President

                       WEBSTER BANK

                       By:  /s/ John Gilsenan
                            -----------------
                          Name: John Gilsenan
                          Title: Vice President

                       ARK II CLO 2001-1, LIMITED

                       By: Patriarch Partners II, LLC,
                           its Collateral Manager

                       By: /s/ Lynn Tilton
                             ---------------------
                              Name:
                              Title: Manager

                       THE CIT GROUP/COMMERCIAL SERVICES, INC.

                       By: /s/ Richard Lyons
                           Name: Richard Lyons
                           Title: Vice President

                       GENERAL ELECTRIC CAPITAL CORPORATION

                       By:  /s/ James F. Augar Jr.
                              ----------------------
                             Name: James F. Augar Jr.
                             Title: Duly Authorized Signatory

                       FOOTHILL CAPITAL CORPORATION

                       By:  /s/ Martin S. Chin
                               ------------------
                             Name: Martin S. Chin
                             Title: Vice President

                       FLEET NATIONAL BANK

                       By:  /s/ Virginia Dennett
                              --------------------
                             Name:  Virginia Dennett
                             Title: Director

                       ISRAEL DISCOUNT BANK OF NEW YORK

                       By:  /s/ Alan B. Lefkowitz
                             ---------------------
                             Name: Alan B. Lefkowitz
                             Title:  First Vice President

                       By: _/s/ Howard Weinberg
                             Name: Howard Weinberg
                             Title:  Senior Vice President



                       LASALLE BUSINESS CREDIT, INC.

                       By: /s/ Michael Richmond
                             Name:  Michael Richmond
                             Title:  Senior Vice President

                       THE BANK OF NEW YORK

                       By:  /s/ Christine T. Rio
                              --------------------
                             Name:  Christine T. Rio
                             Title: Vice President